Exhibit 10.23I

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

SIXTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

This SIXTEENTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

As of the Effective Date CSG and Customer agree to amend the Agreement as follows:

1.	In connection with Customer’s migration to CSG’s Advanced Convergent Platform (“ACP”), CSG agrees to provide Customer with daily cycles for the ACP environment (“Pre-migration Cycle D”) while in the pre-conversion state to support user acceptance testing efforts. CSG agrees to provide the Pre-migration Cycle D environment daily from *:** *.*. ** *:** *.*., ******** ****, with an implementation date of ******* *, **** and a completion date of ***** *, ****. CSG agrees to provide the daily cycles for Pre-migration Cycle D subject to the following conditions:

(a)	Execution of processing in Cycle E shall receive priority over Pre-migration Cycle D processing.

(b)	Approximately *** ******* ***** (***) ********** **** will be required. This estimate of additional **** may increase or decrease during the period which Pre-migration Cycle D is available.

(c)	Customer may adjust the quantity of **** ** ** **** ** ******, with the understanding that any **** *** ********* **** *** ** ********* ** ******** ***, as a result, the run time for Pre-migration Cycle D may be extended beyond * *.*. ******** ****.

(d)	Customer will provide CSG with *****-***** (**) *****’ written notice of **** ********* and a ******-**** (**) *****’ written notice of **** ********, if CSG has the **** *********. In the event that CSG must order an additional engine, it may take up to * **** for the **** ******** to occur. Customer may not adjust **** ******** ***/** ****** more frequently than *** (*) **** *** ****.

(e)	Vantage and Vantage Plus daily loads shall be provided in Pre-migration Cycle D.

(f)	Vantage tables will be available at approximately **:** ****, Mountain Time, daily.

(g)	Statement generation is excluded (with the exception of statements generated related directly to the production test conversion cycles).

(h)	If issues are encountered in Cycle E, QT04, QT05, or QT07 environments, the resolution of these issues will take priority over Pre-migration Cycle D.

(i)	** ******* ***** ********** ***** ** Pre-migration Cycle D.

(j)	The existing, agreed upon conversion test schedule shall remain in place unless both parties mutually agree to date changes.

(k)	Customer will be unable to access Pre-migration Cycle D during production test conversions. In addition, in the event that production test conversions last more than *** ***, CSG will not update missed cycles in the Pre-migration Cycle D.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(l)	Cycle E will no longer cycle after migration to ACP and will be kept only in a static state for ****** (**) **** pursuant to the Statement of Work entered into between the parties effective as of October 10, 2011, CSG document no. 2310213.

2.	The following fees shall apply for CSG to provide daily cycles for Pre-migration Cycle D:

Description of Item/Unit of Measure	Frequency	Fee
*. ******* ******* (approximately *** ***** *** *****) (Note 1)	*******	$	**.** per person per hour
*. *** **** (*** **********, approximately)	*******	$	***.** *** ***

Note 1: The *** hours identified above are an estimate only. ** **** **** **** (*) **** **** ********* ***** ** ******** *** ******** ** ********, ***** ***** ****** **** ********** ** ***** * ** ***. ******** **** ** ****** ** * **** *** ********* *****, ***** ** ****** ***** ******.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.		CSG SYSTEMS, INC.

By:	/s/ Michael K. McClaskey	By:	/s/ Peter E. Kalan

Name:	Michael K. McClaskey	Name:	Peter E. Kalan

Title:	Senior Vice President and Chief Information Officer	Title:	President, CEO

Date:	12/22/11	Date:	12/23/11